Listing Report:Supplement No. 69 dated Apr 13, 2011 to Prospectus dated Mar 04, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Mar 04, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Mar 04, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 498537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	18.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$130.65

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	10.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1993	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Mar-2011)	Inquiries last 6m:	3	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	16	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,545
Delinquencies in last 7y:	1	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	unafraid-durability0	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cavalierdustin
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 500673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-2001	Debt/Income ratio:	37%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,111	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	top-authoritative-repayment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Preparing for future after a loss
Purpose of loan:
This loan will be used to consolidate debt in order to pay debt off quicker. My wife and I just experienced the loss of our first child. This loss made us realize that we could be better prepared financially. We are ready to pay my debt down, in order to provide a better future. I have a good credit score, but due to having to pay for unexpected medical bills, my dti ratio is higher than desired. My wife also brings in $3600 monthly income. Questions are welcomed! Thanks and God bless!

My financial situation:
I am a good candidate for this loan because...
I always pay my bills on time. I plan to pay my debt down as quickly as possible, regardless of the sacrifices. I am grateful for this opportunity.

Monthly net income: $4583
Housing: $1004
Insurance: $65
Car expenses: $620
Utilities: $265
Phone, cable, internet: $70
Food, entertainment: $200
Clothing, household expenses: $60
Credit cards and other loans: $535
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 500935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-2000	Debt/Income ratio:	20%
Credit score:	720-739 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,690	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	skrzynip	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan: I will be paying off everything I have except the house. This will be the only loan I have

This loan will be used to pay off $7000 in loans and cards and have only one payment.

My financial situation:
I have a full time career as an engineer, and own a house. just trying to pay off everything and only have one loan to pay.

Monthly net income: $5166
Monthly expenses: $
Housing: $850
Insurance: $130
Car expenses: $ one more payment of 300, will be paid next month.
Utilities: $150
Phone, cable, internet: $45
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $ will be 0 after this loan
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 18.41%	Monthly payment:	$372.71

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1988	Debt/Income ratio:	37%
Credit score:	720-739 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,013	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	community-pouch	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt loan
Purpose of loan: credit card debt
This loan will be used to..consolidat debt.

My financial situation: 20,000.00
I am a good candidate for this loan because...I pay all my bills on time.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$604.28

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1983	Debt/Income ratio:	22%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	26y 3m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,057	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	yield-tuba2	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paid My Dues, Now Paying My Bills
Purpose of loan:
This loan will be used to...pay off the balances of several credit cards, so I can then start saving money to pay down my mortgage and enjoy retirement.

My financial situation:
I am a good candidate for this loan because...I have worked 30 years in the same profession and enjoyed it most of the time. I have a great income from my work and life-time annuities and am looking to provide for an enjoyable retirement. Uh oh, divorce got in the way of these plans! Yikes, now have more expenses on the credit cards than I expected and living alone means I pay for everything myself, no spouse to partner with for financial needs.

Monthly net income: $6,603
Monthly expenses: $
Housing: $2,115
Insurance: $200
Car expenses: $100
Utilities: $90
Phone, cable, internet: $300
Food, entertainment: $700
Clothing, household expenses: $200
Credit cards and other loans: $2,000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$13,000	Estimated loss*:	1.55%
Term:	36 months

Lender yield:	5.55%	Borrower rate/APR:	6.55% / 6.89%	Monthly payment:	$398.73

Lender servicing fee:	1.00%	Effective Yield*:	5.55%
		Estimated return*:	4.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1986	Debt/Income ratio:	14%
Credit score:	740-759 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	27y 8m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,036	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	benjamins-boomer6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SilveradoPrelude
Purpose of loan:
This loan will be used to pay off Home Equity Line of Credit.

My financial situation:
I am a good candidate for this loan because I am employed full time with excellent credit rating.

I have stable employment and have been with this company for 28 years. I have a good history of making all my payments on time or early. I intend to pay this loan off before the stated length of the loan. I am a responsible person and take care of all my obligations.

Below is a snapshot of my income and expenses:

Monthly Income $8000.00

401K contribution: 15%
Own Home: $400.00
Vehicle: $0, free and clear
Car Insurance: $100.00
Gas: $100.00
Utilities $150.00
Cable and Internet: $80.00
Phone: $90

Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$604.28

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2001	Debt/Income ratio:	15%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,141	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	basis-dynamo1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
STRENGHTHEN CREDIT SCORE
Purpose of loan:
This loan will be used to restructure debt so it it will be in an installment loan versus a revolving account. Will probably be paid off in about 1 year

My financial situation:
I am a good candidate for this loan because I have a stable and good paying job. I will be making extra payments every month

Monthly net income: $ 9,000
Monthly expenses: $
Housing: $1,600
Insurance: $140
Car expenses: $240
Utilities: $60
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $300
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	3.50%
Term:	60 months

Lender yield:	10.90%	Borrower rate/APR:	11.90% / 13.25%	Monthly payment:	$221.94

Lender servicing fee:	1.00%	Effective Yield*:	10.87%
		Estimated return*:	7.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1999	Debt/Income ratio:	16%
Credit score:	760-779 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,669	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	Yes
Screen name:	newest-p2p-guitar	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need some help.
Purpose of loan:
This loan will be used to... consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because...i have a job and pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 18.41%	Monthly payment:	$372.71

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1995	Debt/Income ratio:	4%
Credit score:	780-799 (Apr-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$570	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	benevolent-return495	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off high interest credit cards. I've always paid everything on time, but rates have kept going up over the years. Just tired of giving everything to the banks. This loan will save me a couple of hundred dollars a month.

My financial situation:
I am a good candidate for this loan because I have a very stable job. I've worked for the same company for nearly 5 years, and a sister company for 8 before that. I have enough income and my expenses are fairly low. Payments won't be a problem.

Monthly net income: $7,100
Monthly expenses: $
Housing: $1099
Insurance: $120
Car expenses: $344
Utilities: $280
Phone, cable, internet: $125
Food, entertainment: $450
Clothing, household expenses: $
Credit cards and other loans: $720
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$201.43

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2007	Debt/Income ratio:	17%
Credit score:	740-759 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$382	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	sunny-fairness3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
education
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1990	Debt/Income ratio:	40%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	3y 1m
Amount delinquent:	$1,662	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$989	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	foxy-dollar349	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Consolidation
Purpose of loan:
This loan will be used to...COnsolidate 3 loan payments into one

My financial situation:
I am a good candidate for this loan because...I am realiable, and responsible. I have workes steadily for the last 20 some years . I pay ontime but The loans I have are sitting with interests of like 39% which I didnt realize and I need to lower monthly payment which at 217 I can afford. I get quarterly bonuses which is not included in my monthly income.

Monthly net income: $ 2880
Monthly expenses: $ 1300 (not count loans to consolidate)
Housing: $ 560
Insurance: $ 100
Car expenses: $ 340 pmt
Utilities: $ paid
Phone, cable, internet: $ 38.00
Food, entertainment: $ 100
Clothing, household expenses: $ 100
Credit cards and other loans: $ 400
Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.49%	Borrower rate/APR:	19.49% / 22.87%	Monthly payment:	$202.97

Lender servicing fee:	1.00%	Effective Yield*:	18.06%
		Estimated return*:	9.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1995	Debt/Income ratio:	20%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 10	Length of status:	1y 5m
Amount delinquent:	$60	Total credit lines:	18	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,547	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	finance-maverick	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ron's Debt Consolidation Loan
Purpose of loan: Consolidate Credit Card Debt
This loan will be used to... Consolidate Credit Card Debt

My financial situation:
I am a good candidate for this loan because... because my Debt to Income is low, I live with my son's mother and she pays the rent and i pay the the other bills

Monthly net income: $2916 / mo
Monthly expenses: $
Housing: $0
Insurance: $
Car expenses: $324
Utilities: $ 0
Phone, cable, internet: $ 150
Food, entertainment: $ 300
Clothing, household expenses: $ 0
Credit cards and other loans: $ 600
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$161.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1996	Debt/Income ratio:	8%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$495	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	transaction-equinox	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
friendly
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2200 month
Monthly expenses: $800
Housing: $300
Insurance: $160
Car expenses: $0
Utilities: $0
Phone, cable, internet: $121
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $4000 to pay debt in full
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	9.80%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$76.37

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1988	Debt/Income ratio:	35%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	5 / 5	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,122	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	VMImom	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2009) 640-659 (Aug-2009) 640-659 (Jul-2009) 620-639 (May-2008)
Principal balance:	$3,121.11	31+ days late:	0 ( 0% )
Total payments billed:	50
Description
3rd Loan/NEED New Septic System
Purpose of loan:
This loan will be used to install a new drain field and septic system at my house. The soil is dead and will not soak any more water and it is backing up in the house! The total cost of repair is $7800.00 but I am short about $1800.00 and DO NOT want to use money out of our retirement account. The contractors want the money up front before they start the excavatiuon. THANKS for looking!!!

My financial situation:
I am a good candidate for this loan because I am credit worthy and proved myself through Prosper and am current on ALL my bills. My credit score score has gone up alot in the last couple years and will continue to improve!!

Monthly net income: $3600.00 (me) $2400.00 (husband)
Monthly expenses: $3200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	3.50%
Term:	36 months

Lender yield:	7.90%	Borrower rate/APR:	8.90% / 10.99%	Monthly payment:	$381.04

Lender servicing fee:	1.00%	Effective Yield*:	7.88%
		Estimated return*:	4.38%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1989	Debt/Income ratio:	16%
Credit score:	780-799 (Mar-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 15	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,070	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	fund-halibut6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom Loan
Purpose of loan:
This loan will be used to...consolidate smaller loans and celebrate my 25th wedding anniversary.

My financial situation:
I am a good candidate for this loan because...I pay all bills on time all the time. I have been in the General Manager Position for 17 years. My income is strong and will continue to be. Plus I have promised my wife a trip to Greece for our 25th Wedding Anniversary.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	12.99%	Borrower rate/APR:	13.99% / 16.15%	Monthly payment:	$136.69

Lender servicing fee:	1.00%	Effective Yield*:	12.77%
		Estimated return*:	6.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2002	Debt/Income ratio:	9%
Credit score:	740-759 (Apr-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,548	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	eternity0406	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to...remodel the full bathroom

My financial situation:
I am a good candidate for this loan because...I have 700+ FICO

Monthly net income: $3500
Monthly expenses: $900
Housing: $
Insurance: $
Car expenses: $0
Utilities: $100
Phone, cable, internet: $25
Food, entertainment: $350
Clothing, household expenses: $50
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$241.71

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2003	Debt/Income ratio:	38%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,639	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	magnificent-greenback2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Pay off high interest credit cards that were accumulated while I was laid off from work

My financial situation: Credit is good considering being laid off for nine months, no late bills, good at paying on time.
I am a good candidate for this loan because... I have a solid job now for almost two years now. Also I have never defaulted on any debt of any sort even when I was laid off.

Monthly net income: $ 2482.14 for March
Monthly expenses: $
Housing: $ 550 rent
Insurance: $90
Car expenses: $ 699 payments and gas
Utilities: $ 210.00
Phone, cable, internet: $ 208.48 for phone and internet no tv
Food, entertainment: $ 250 for food $25 for entertainment
Clothing, household expenses: $ 60
Credit cards and other loans: $572 credit cards and loan,
Other expenses: $ 325/ charity-church
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	1.55%
Term:	36 months

Lender yield:	5.55%	Borrower rate/APR:	6.55% / 6.89%	Monthly payment:	$153.36

Lender servicing fee:	1.00%	Effective Yield*:	5.55%
		Estimated return*:	4.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1987	Debt/Income ratio:	5%
Credit score:	820-839 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	21y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,252	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	Yes
Screen name:	payment-strawberry5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle upgrade
Purpose of loan:
This loan will be used to purchase a 2005 Kawasaki Concours.

My financial situation:
I am a good candidate for this loan because I have a steady job, have a good credit rating, and I pay my bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	12.99%	Borrower rate/APR:	13.99% / 16.15%	Monthly payment:	$187.95

Lender servicing fee:	1.00%	Effective Yield*:	12.77%
		Estimated return*:	6.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1988	Debt/Income ratio:	16%
Credit score:	720-739 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,400	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	income-enjoyment8	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Needed ASAP
Student needs car for college and to get job.

Purpose of loan:
This loan will be used to purchase a used vehicle for a college student. Mom is buying it because daughter's car was rear-ended by another driver March 8th and a total loss. The insurance money has not yet come through and she needs a car NOW. We have put money down on another vehicle, but need money fast.

My financial situation:
I am a good candidate for this loan because I pay my bills on time, have a full-time job of 5+ years, and own 3 other vehicles free and clear. Due to a property dispute with a neighbor, we had to spend almost $30,000 in legal fees (we won!) so my debt to income ratio is high at the moment, but I have been working some side jobs to pay down my debt. My credit score is still very good at between 730-740.

My monthly net income is $4465. No other car loans. Own 2004 Toyota Camry, 2003 Toyota Tundra and 1996 Honda Accord.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 18.41%	Monthly payment:	$372.71

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2001	Debt/Income ratio:	23%
Credit score:	780-799 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,355	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	Yes
Screen name:	lazair2	Borrower's state:	Connecticut	Borrower's group:	Business Owners Cooperative
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase profitable/estab. Business
We are purchasing an existing business that sells and services sewing machines, fabric and supplies. It is profitable with 18 yrs of success. The business would provide great extra income above what I already earn. See the business plan- http://simplexaero.com/bizplan.pdf

This loan will be used to partially fund the purchase. The rest funded from other sources.

My credit score is 795 from Experian, and I have a good debt to income ratio without excessive debt. I am a good candidate because I am in a perfect position to repay without any chance of default. You as an investor have virtually no risk by helping to fund this loan.

Monthly net income: $4,665 before business purchase and $11,332 after business is purchased.
Monthly expenses: $2,722
Housing: $1,200
Insurance: $115
Car expenses: $120
Utilities: $150
Phone: $80 (cell phones only)
Food, entertainment: $400
Clothing, household expenses: $30
Student loans: $265
Car Loan: $232
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	4.95%
Term:	36 months

Lender yield:	9.99%	Borrower rate/APR:	10.99% / 13.11%	Monthly payment:	$65.47

Lender servicing fee:	1.00%	Effective Yield*:	9.83%
		Estimated return*:	4.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1991	Debt/Income ratio:	12%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Food Service Manage...
Public records last 12m / 10y:	1/ 4	Revolving credit balance:	$7,796	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	red-benefit-temple	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	10 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,700.00	< 31 days late:	0 ( 0% )	740-759 (Oct-2010) 720-739 (Apr-2010) 700-719 (Sep-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Check My History
Purpose of loan:
This loan will be used to help me through moving and unexpexted auto expenses.

My financial situation:
I am a good candidate for this loan because I have completed 3 loans from Prosper, all paid off in full early. Thank you Prosper lenders. This is so much easier than dealing with a bank.

Monthly net income: $5000
Monthly expenses: $
Housing: $1200
Insurance: $in escrow with mortgage
Car expenses: $just repairs
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $600
Clothing, household expenses: $200
Credit cards and other loans: $600
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1997	Debt/Income ratio:	22%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,024	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	powerful-deal429	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tootie
Purpose of loan:
This loan will be used to...home improvements

My financial situation:
I am a good candidate for this loan because...I am agood citizen and will pay back what I owe.

Monthly net income: $2950.00
Monthly expenses: $200.00
Housing: $0
Insurance: $120.00
Car expenses: $0
Utilities: $110.00
Phone, cable, internet: $115.00
Food, entertainment: $250.00
Clothing, household expenses: $200.00
Credit cards and other loans: $125.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1991	Debt/Income ratio:	18%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 6	Length of status:	5y 6m
Amount delinquent:	$6,220	Total credit lines:	12	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,962	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	dustbunny123	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business loan to hire employee
Purpose of loan:
This loan will be used to hire another employee. I have a deadline to meet, to get paid and need an additional employee to finish on time. This will be a full time position as when I meet the current deadline, I will also get more business.

I am a good candidate for this loan because once the deadline is met I get paid. I have several contracts coming up that are easily met with the additional employee, each of which can pay for the loan.

I had my identity stolen several years ago, which has caused me problems getting a normal loan from a bank. You will notice on my credit profile it shows delinquent accounts. These are from the identity theft. Notice nothing is delinquent in the last 7 years. I have been working to get these removed but it is not easy. Also shows home ownership as no, but I do own my home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$141.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1982	Debt/Income ratio:	8%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 6	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,714	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	top-contract-starter	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to pay for 2010 taxes.

My financial situation:
I am a good candidate for this loan because I have a salary of $115,000 per year and have maintained this salary for over 3 years. I also have a 401K plan valued at over $5000.

Monthly net income: $ 5600
Monthly expenses: $180
Housing: $1175
Insurance: $130
Car expenses: $1100
Utilities: $90
Phone, cable, internet: $79
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $3000
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	9.80%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$76.37

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2002	Debt/Income ratio:	9%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,500	Stated income:	$100,000+
Delinquencies in last 7y:	23	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	Jman221	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2008)
Principal balance:	$349.98	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
My Second Prosper Loan- Perfect Pay
Purpose of loan:
This loan will be used to...Buy a motorcycle and rebuild my credit after a divorce.

My financial situation:
I am a good candidate for this loan because...My current prosper loan only has 4 payments left from 36 month loan. I never missed a payment with Prosper and was never was late with my prosper loan. Debt to income ratio is not a problem as shown by the information page about me.

Monthly net income: $8333
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$443.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2005	Debt/Income ratio:	26%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,480	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	bill-utensil	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolodation!
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I make good money and I do not make late payments. My bills are always on time. I am looking for a way to simplify my bill paying process each month as well as enable myself to pay this debt off quicker.

Monthly net income: $4800 (me and my wife)
Monthly expenses: see below
Housing: $1080
Insurance: $200
Car expenses: $700
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$209.50

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	12.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2000	Debt/Income ratio:	21%
Credit score:	620-639 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 2	Length of status:	12y 2m
Amount delinquent:	$368	Total credit lines:	25	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,355	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	bluetwin	Borrower's state:	Kentucky	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 69% )	620-639 (Latest)
Principal borrowed:	$15,001.00	< 31 days late:	11 ( 31% )	740-759 (Jun-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Paying off debt
Purpose of loan: debt consolidation
This loan will be used to...Pay off credit cards

My financial situation:
I am a good candidate for this loan because...I have a good job. I will pay the loan payment on time every month. Ran up a couple credit cards and going to pay them off as I have already cut them up. Going to pay them off and use cash for my purchases.

Monthly net income: $3000
Monthly expenses: $
Housing: $418
Insurance: $150
Car expenses: $75
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $
100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	9.80%
Term:	60 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 27.32%	Monthly payment:	$366.82

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	13.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1996	Debt/Income ratio:	17%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 12	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$60,781	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	sincere-dough	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	720-739 (May-2010)
Principal balance:	$2,622.19	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...Pay off 3 accounts; Best Buy, Amex, CITI

My financial situation:
I am a good candidate for this loan because I have a stable job, and a good payment history.

Monthly net income: $5500.00
Monthly expenses: $
Housing: $ 1600.00
Insurance: $90.00
Car expenses: $ 487.00
Utilities: $ 102.00
Phone, cable, internet: $ 84.00
Food, entertainment: $ 400.00
Clothing, household expenses: $ 200.00
Credit cards and other loans: $ 347.00
Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	8.70%
Term:	36 months

Lender yield:	18.49%	Borrower rate/APR:	19.49% / 22.87%	Monthly payment:	$369.04

Lender servicing fee:	1.00%	Effective Yield*:	18.06%
		Estimated return*:	9.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2003	Debt/Income ratio:	21%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,156	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	industrious-cash5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consolidation
Purpose of loan:
This loan will be used to pay off current credit card balances.

My financial situation:
I am a good candidate for this loan because my husband and I both have stable positions. We are able to pay all of our bills on time but are just looking for a way to pay our credit card balances off at on time. We are currently paying the minimum payment or higher but because the interests rates have been raised so much in the past couple of years, we're not getting very far paying them that way.

Monthly net income: $3600
Monthly expenses: $
Housing: $750
Insurance: $140
Car expenses: $200
Utilities: $150
Phone, cable, internet: $60
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $400
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$201.43

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1999	Debt/Income ratio:	19%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,138	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	openness-sprout	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need to repay my grandparents
Purpose of loan:
This loan will be used to repay money I borrowed from my grandparents when I was buying a home 2 years ago. My grandmother has been diagnosed with cancer and isn't expected to live past next year. I would like to repay my grandparents ASAP to help them with expenses with her medical care.

My financial situation:
I am a good candidate for this loan because I have not missed a payment in 2 years. Prosper's pay rate is about the same as I've been paying them.

Monthly net income: $3000
Monthly expenses: $1400
Housing: $400
Insurance: $110
Car expenses: $430
Utilities: $200
Phone, cable, internet: $90
Food, entertainment: $100
Clothing, household expenses: $30
Credit cards and other loans: $0
Information in the Description is not verified.